                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report  (Date of earliest event reported)  March 1, 1996


                                 GenCorp Inc.
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             (Exact name of registrant as specified in its charter)

    Ohio                            1-1520                        34-0244000
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(State of                  (Commission File Number)             (IRS Employer
incorporation)                                               Identification No.)

      175 Ghent Road, Fairlawn, Ohio                             44333-3300
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  (Address of principal executive offices)                       (Zip Code)

                                (216) 869-4200
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              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

 (a) On March 1, 1996, GenCorp Inc. completed the sale of substantially all of the assets of its Reinforced Plastics Division (which is described in GenCorp's most recent Annual Report on Form 10-K for the fiscal year ended November 30,
1995) to Cambridge Industries, Inc. of Madison Heights, Michigan for an aggregate consideration of approximately $42 million, of which approximately $18 million was paid in cash at the closing, approximately $14 million of which was paid by delivery of a Subordinated Promissory Note of Cambridge Industries Holdings, Inc. and approximately $10 million of which was paid through the retention of receivables. The consideration was determined by negotiations between the parties.

 Previously, on February 15, 1996, GenCorp Inc. completed the sale of substantially all of the assets of its Vibration Control Division (which is described in GenCorp's most recent Annual Report on Form 10-K for the fiscal year ended November 30, 1995) to BTR Antivibration Systems, Inc., a subsidiary of BTR plc. for an aggregate consideration of approximately $80 million paid in cash at the closing. The consideration was determined by negotiations between the parties. (On its own, this transaction was not required to be reported pursuant to General Instructions to Form 8-K. The Vibration Control Division divestiture is being reported now, together with the Reinforced Plastics Division divestiture, due to its proximity in time to the reportable Reinforced Plastics Division divestiture.)

Item 7.  Financial Statements and Exhibits
------------------------------------------

 (b) Unaudited Pro Forma Financial Information
     -----------------------------------------

     Basis of Presentation

     Unaudited Pro Forma Consolidated Statement of Income for the year ended November 30, 1995

     Unaudited Pro Forma Consolidated Balance Sheet as of November 30, 1995

     Notes to Unaudited Pro Forma Consolidated Financial Statements


                                     (2)

 (c) Exhibits

    Table                                             Exhibit
   Item No.             Exhibit Description            Letter
   --------             -------------------           --------
     2             Asset Purchase Agreement dated         A
                   March 1, 1996 among GenCorp Inc.,
                   Cambridge Industries Holdings, Inc.
                   and Cambridge Industries, Inc.

                   Asset Purchase Agreement dated         B
                   February 14, 1996 between BTR
                   Antivibration Systems, Inc. and
                   GenCorp Inc.


                                  SIGNATURE

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GENCORP  INC.


                                        By /s/ D. M. Steuert
                                          -----------------------------------
                                          Name:  D.M. Steuert
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

Dated:  March 13, 1996


                                     (3)

                                  GenCorp Inc.

             Unaudited Pro Forma Consolidated Financial Statements

                             Basis of Presentation


The unaudited pro forma consolidated statement of income for the year ended November 30, 1995, presents the operating results of GenCorp Inc. (the "Company"), excluding the operations of its Reinforced Plastics and Vibration Control divisions (the "Divisions"). The unaudited pro forma consolidated statement of income is presented as if the transactions had occurred at the beginning of the year ended November 30, 1995. The unaudited pro forma consolidated balance sheet has been prepared assuming the transactions had occurred as of November 30, 1995.

The net cash proceeds from the sales of the Divisions have been applied to reduce the Company's long-term debt. Any gains or losses resulting from the sales of the Divisions are excluded from the unaudited pro forma consolidated statement of income.

The unaudited pro forma consolidated financial statements and the notes thereto should be read in conjunction with the Company's historical financial statements and related notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1995.

The unaudited pro forma information is not necessarily indicative of the results of operations or financial position that would have resulted had the transactions occurred as described above, nor is it necessarily indicative of the results of operations for future periods or future financial position.

The accompanying notes are an integral part of these financial statements.





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
                                 GenCorp Inc.
             Unaudited Pro Forma Consolidated Statement of Income
                         Year ended November 30, 1995


(Dollars in millions, except per-share data)

                                                                                    Elimination of
                                                               GenCorp Inc.           Divested              GenCorp Inc.
                                                                 Historical          Divisions (1)            Pro Forma
                                                                ----------           -------------          ------------
Net Sales                                                    $       1,772         $          271           $      1,501

Costs and Expenses
  Cost of products sold                                              1,430                    239                  1,191
  Selling, general and administrative                                  174                     23                    151
  Depreciation                                                          70                     13                     57
  Interest expense                                                      34                      7                     27
  Other (income) and expense, net                                       (5)                    (4)                    (1)
  Unusual items                                                          5                      0                      5
                                                              --------------        --------------           -------------
                                                                     1,708                    278                  1,430

Income (Loss) Before Income Taxes                                       64                     (7)                    71
Income tax provision (benefit)                                          26                     (3)                    29
                                                              --------------        --------------           -----------
Net Income (Loss)                                            $          38         $           (4)          $         42
                                                              ==============        ==============           ===========

Earnings Per Share:
  Primary                                                    $        1.17                                  $       1.28
  Fully diluted                                              $        1.10                                          1.20

Average number of shares of common
        stock outstanding (in thousands):
Primary                                                             32,814                                        32,814
Fully diluted                                                       39,972                                        39,972

The accompanying notes are an integral part of these financial statements.
(1) See footnotes A and B.



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

                                 GenCorp Inc.
                Unaudited Pro Forma Consolidated Balance Sheet
                              November 30, 1995

(Dollars in millions)

                                                                       Elimination of
                                                  GenCorp Inc.           Divested            Consolidating          GenCorp Inc.
                                                   Historical          Divisions (2)        Adjustments (3)          Pro Forma
                                                ---------------       ---------------       ---------------       ---------------
Current Assets

Cash and equivalents                            $            17       $            (1)      $                     $            16
Accounts receivable                                         242                   (30)                   10                   222
Inventories                                                 161                   (20)                                        141
Prepaid expenses and other                                   45                                                                45
                                                ---------------       ---------------       ---------------       ---------------
                Total Current Assets                        465                   (51)                   10                   424

Investments and other assets                                450                                          14                   464

Property, plant and equipment, at cost
   Land                                                      41                    (1)                                         40
   Buildings and building equipment                         309                   (24)                                        285
   Machinery and equipment                                  919                  (175)                                        744
   Construction in progress                                  33                    (7)                                         26
                                                ---------------       ---------------       ---------------       ---------------
                                                          1,302                  (207)                    0                 1,095
   Accumulated depreciation                                (759)                   97                                        (662)
                                                ---------------       ---------------       ---------------       ---------------
      Net property, plant and equipment                     543                  (110)                    0                   433
                                                ---------------       ---------------       ---------------       ---------------
                        Total Assets            $         1,458       $          (161)      $            24       $         1,321
                                                ===============       ===============       ===============       ===============

Current Liabilities

Notes payable                                   $            21       $                     $                     $            21
Accounts payable-trade                                       99                   (18)                                         81
Income taxes                                                  5                                                                 5
Accrued expenses                                            251                    (5)                                        246
                                                ---------------       ---------------       ---------------       ---------------
                   Total Current Liabilities                376                   (23)                    0                   353

Long-term debt                                              383                                         (98)                  285
Postretirement benefits other than pensions                 372                                         (16)                  356
Other long-term liabilities                                 292                                           6                   298

Shareholders' Equity
Preference stock-$1.00 par value; 15 million
   shares authorized; none outstanding                       --                    --                    --                    --
Common stock - $.10 par value; 90 million
   shares authorized; 33.4 million shares
   outstanding                                                3                                                                 3
Other capital                                                22                                                                22
Retained earnings (deficit)                                   2                                          (6)                   (4)
Cumulative currency translation adjustment                    8                                                                 8
                                                ---------------       ---------------       ---------------       ---------------
                   Total Shareholders' Equity                35                     0                    (6)                   29
                                                ---------------       ---------------       ---------------       ---------------
   Total Liabilities and Shareholders' Equity   $         1,458       $           (23)      $          (114)      $         1,321
                                                ===============       ===============       ===============       ===============

The accompanying notes are an integral part of these financial statements.

(2) See footnotes A and C.
(3) See footnotes A and D.



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
                                  GenCorp Inc.

         Notes to Unaudited Pro Forma Consolidated Financial Statements


Note A
------

The divested divisions include the Reinforced Plastics Division and the Vibration Control Division.

Note B
------

The elimination of net sales and expenses of the divested divisions included an allocated amount for interest expense. Interest rates are variable, primarily based on LIBOR, and were at an average rate of 6.75 percent for the year ending November 30, 1995.

Note C
------

The elimination of assets sold to and liabilities assumed by the buyers of the divested divisions reflect the terms of the asset purchase agreements.

Note D
------

The consolidating adjustments include/reflect:

    - The repayment of long-term debt from the net cash proceeds from the sales of the divested divisions.

    - Receivables retained by the Company and the receipt of a note receivable from the sale of the Reinforced Plastics Division.

    - The gains and losses resulting from the curtailment of the pension and retiree medical benefit plans.

    -  Retained earnings as a result of the sales of the divested divisions.





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